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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 29, 2000

                      AMERICAN PLUMBING & MECHANICAL, INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                   333-81139             76-0577626
(State or other jurisdiction of       (Commission         (I.R.S. Employer
 incorporation or organization)       File Number)       Identification No.)


                             1905 Louis Henna Blvd.
                            Round Rock, Texas 78664
              (Address of principal executive offices) (Zip Code)



                                 (512) 246-5200
              (Registrant's telephone number, including area code)



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ITEM 4     Changes in Registrant's Certifying Accountant

   (a) On September 29, 2000, American Plumbing & Mechanical, Inc. dismissed Arthur Andersen LLP ("Arthur Andersen") as the Company's independent accountants. The Company has engaged Deloitte & Touche LLP ("Deloitte & Touche") as its new independent accountants effective immediately. The decision to change the Company's independent accountants was approved by the Company's Audit Committee.

   (b) Arthur Andersen's reports on the Company's consolidated financial statements for the years ended December 31, 1999 and 1998, respectively, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

   (c) During the two years ended December 31, 1999 and the subsequent interim period preceding the decision to change independent accountants, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports covering such periods.

   (d) During the two years ended December 31, 1999 and the subsequent interim period preceding the decision to change independent accountants, there were no "reportable events" (hereinafter defined) requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933. As used herein, the term "reportable event" means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

   (e) Effective September 29, 2000, the Company engaged Deloitte & Touche as its independent accountants. During the two years ended December 31, 1999 and the subsequent interim period preceding the decision to change independent accountants, neither the Company nor anyone on its behalf consulted Deloitte & Touche regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has Deloitte & Touche provided to the Company a written report or oral advice regarding such principles or audit opinion.

   (f) The Company has requested that Arthur Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements, and Arthur Andersen has agreed to furnish such letter within ten (10) business days after the filing of this Form 8-K. The Company will file such letter by an amendment to this Form 8-K within two
(2) business days after its receipt.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                AMERICAN PLUMBING & MECHANICAL, INC.


                                By:    /s/ Robert A. Christianson
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                                       Robert A. Christianson
                                       President and Chief
                                       Executive Officer

Date:    October 6, 2000